                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 MARCH 12, 2001
                Date of Report (Date of earliest event reported)


                       CABOT MICROELECTRONICS CORPORATION
             (Exact name of registrant as specified in its charter)



   DELAWARE                        000-30205                   36-4324765
(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)


870 NORTH COMMONS DRIVE, AURORA, ILLINOIS                         60504
(Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code (630) 375-6631



               ---------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits.

          99.1 Press release of Cabot Microelectronics Corporation (the "Company") dated March 12, 2001.

ITEM 9.   REGULATION FD DISCLOSURE.

          On March 12, 2001, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CABOT MICROELECTRONICS CORPORATION



                                  By: /s/ MARTIN M. ELLEN
                                     ------------------------------------------
                                      Martin M. Ellen
                                      Vice President and Chief Financial Officer
Date: March 14, 2001



                                INDEX TO EXHIBITS

Exhibit
Number         Title                                                  Page
------         -----                                                  ----

99.1           Press release of the Company dated March 12, 2001.




                                      -2-